STATE OF TEXAS            §
§
COUNTIES OF TRAVIS        §
AND HAYS                §

FIRST AMENDMENT TO DEVELOPMENT AGREEMENT

THIS FIRST AMENDMENT TO DEVELOPMENT AGREEMENT (this “Amendment”) is entered into as of the 21st day of June, 2004, by and among the CITY OF AUSTIN, a home rule city and municipal corporation located in Travis, Hays and Williamson Counties in the State of Texas (the “City”), ESCARPMENT VILLAGE, L.P., a Texas limited partnership (“Escarpment”) and CIRCLE C LAND, L.P., a Texas limited partnership, formerly known as Circle C Land Corp., a Texas corporation (“CCLC”). The City, Escarpment and CCLC are collectively referred to as the “Parties”.

RECITALS

A. The City and CCLC entered into that certain Development Agreement dated effective August 15, 2002 between Circle C Land Corp. and the City of Austin and recorded under Document No. 2002151984 of the Real Property Records of Travis County, Texas and Document No. 02022402 of the Real Property Records of Hays County, Texas (the “Development Agreement”).

B. The Development Agreement, among other things, established limits on the development density on the Land for Office, Retail, Residential and Multi-Family Residential development as more particularly described and defined therein.

C. Escarpment is the sole owner of Parcel 103 and currently intends to eliminate all Multi-Family development on Parcel 103 and to develop a Large Grocery Store and related Retail development on Parcel 103. The Parties desire to amend the Development Agreement to re-allocate the amount of Retail and Multi-Family development permitted under the Development Agreement for Parcel 103 and to make certain other modifications as more particularly described below.

E. Pursuant to Section 17.10 thereof, the Development Agreement may be amended by mutual agreement of the City and the Landowner to whose Parcel such amendment relates. As of the date of this Amendment, Escarpment is the sole owner of Parcel 103 and CCLC is the sole owner of Parcel 107, being the only two Parcels affected by this Amendment.

F. The Parties have agreed to amend the Development Agreement as just described, and in other respects, to reflect their agreement, as more particularly described below.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Recitals Incorporated. The above recitals are incorporated herein for all purposes.

2. Capitalized Terms. Any capitalized term that is used herein and is not otherwise defined herein shall have the meaning that is ascribed to it elsewhere in the Development Agreement.

3. Development Density. The first full paragraph of Section 6.1A of the Development Agreement is hereby deleted in its entirety and the following is substituted therefor:

“6.1.A. Development Density. The maximum aggregate amount of development density permitted on the Land with respect to certain project types is as follows (“Total Permitted Density”):

Office                 750,000 square feet of Net Floor Area
Retail                 410,000 square feet of Net Floor Area
Residential             1,334 living units
Multi-Family Residential     504 living units”

4. Reallocated Development Density. As of the date hereof, there has been no Assignment of Development Allocation or Apportionment of Development Allocation of development density affecting Parcel 103. Accordingly, the initial Development Allocation for Parcel 103 is hereby amended to be the Development Allocation shown on Exhibit “H” attached hereto and incorporated herein. The Development Agreement is hereby amended by substituting the Exhibit “H” attached thereto (and referenced in Section 6.1B thereof) with the Exhibit “H” attached hereto. As a consequence of the revisions to Exhibit “H”, 54 Residential living units and 4 Multi-Family Residential living units remain allocated to Parcel 103 but it is anticipated that they will be re-allocated to another Parcel in accordance with the terms and provisions of the Development Agreement prior to development. The foregoing notwithstanding, nothing herein is intended to affect any Assignment of Development Allocations or Apportionment of Development Allocations previously filed with the City for other Parcels under the Development Agreement.

5. CEF Setback. A portion of the 100 foot eastern setback from the Pipeline Sink critical environmental feature on Parcel 107 described in Exhibit “M” is hereby increased to create a minimum of a 150 foot eastern setback from the center of Pipeline Sink as more particularly depicted on Figure “M-1” attached hereto. In that regard, the Figure

“M-1” attached hereto is hereby substituted for the Figure “M-1” attached to Exhibit “M” to the Development Agreement for all purposes.
6. Park Berm. CCLC agrees that it will design and construct, at its sole cost and expense, a low earthen berm on Parcel 104 to divert low storm water flows (a two year storm event) from an existing drainage culvert around Grassy Cove Cave located on Parcel 104 (the “Berm”). Parcel 104 was previously dedicated to the City by CCLC as parkland. CCLC will submit a design for the Berm to the Watershed Protection Department of the City on or before October 1, 2004. The City will then process and secure all governmental approvals and permits required for the construction of the Berm including approval for CCLC to perform the work on City park property (“Berm Permits and Approvals”). Within 120 days after the City delivers all Berm Permits and Approvals to CCLC, CCLC will construct the Berm.

7. Effect of Amendment. Except as specifically amended by the provisions hereof, the terms and provisions stated in the Development Agreement shall continue to govern the rights and obligations of the Parties, and all provisions and covenants of the Development Agreement, as amended hereby, shall remain in full force and effect. The terms and provisions of the Development Agreement, as hereby amended, are hereby ratified and confirmed, and this Amendment and the Development Agreement shall be construed as one instrument. In that regard, this Amendment and the Development Agreement, including all exhibits to such documents, constitute the entire agreement between the parties relative to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings of the parties in connection therewith. In the event of any inconsistency, the terms and provisions of this Amendment shall control over and modify the terms and provisions of the Development Agreement.

8. Miscellaneous.

a.    Captions. The captions preceding the text of each section and paragraph hereof, if any, are included only for convenience of reference and shall be disregarded in the construction and interpretation of this Amendment.

b.    Authority. Each party hereto has the full legal authority to execute and deliver this Amendment. In addition, the individual who executes this Amendment on behalf of each party hereto is authorized to act for and on behalf of such party and to bind such party to the terms and provisions hereof.

c.    Severability. If any provision of this Amendment shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable, unless enforcement of this Amendment as so invalidated would be unreasonable or grossly inequitable under the circumstances or would frustrate the purpose of this Amendment.

d.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted (pursuant to the terms of the Development Agreement) assigns. This Amendment shall inure to the benefit of and be binding upon each of the Parties, and their respective successors, assigns, transferees, and grantees.

e.    Multiple Counterparts. Multiple copies of this Amendment may be executed by the Parties hereto. Each such executed copy shall have the full force and effect of an original executed instrument. To facilitate execution of this Amendment, the Parties may execute and exchange by telephone facsimile counterparts of the signature pages.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date and year first above written.

CIRCLE C LAND, L.P., a Texas limited
partnership

By:    CIRCLE C GP, L.L.C., a Delaware
limited liability company,
General Partner

By:    STRATUS PROPERTIES INC., a
Delaware corporation, Sole
Member

By: /s/ William H. Armstrong, III
William H. Armstrong, III,
President

Date:     June 22, 2004

STATE OF TEXAS	§
§

COUNTY OF TRAVIS	§
This instrument was acknowledged before me on the 22nd day of June, 2004, by William H. Armstrong, III, President of Stratus Properties Inc., a Delaware corporation, sole member of Circle C GP, L.L.C., a Delaware limited liability company, general partner of Circle C Land, L.P., a Texas limited partnership, on behalf of said entities.

/s/ Jody L. Bickel
Notary Public, State of Texas
ESCARPMENT VILLAGE, L.P.,
a Texas limited partnership

By:	Escarpment Village Management, L.L.C., a Texas
limited liability company, its sole General Partner

By:	Circle C Land, L.P., a Texas limited
partnership, Manager

By:	Circle C GP, L.L.C., a Delaware limited
liability company, General Partner

By:	Stratus Properties Inc., a Delaware
corporation, Sole Member
By:/s/ William H. Armstrong
Name:    William H. Armstrong
Its:    President

THE STATE OF TEXAS    §
§
COUNTY OF TRAVIS    §
This instrument was acknowledged before me on the 22nd day of June, 2004, by William H. Armstrong III, President of Stratus Properties Inc., a Delaware corporation, sole member of Circle C GP, L.L.C., a Delaware limited liability company, general partner of Circle C Land, L.P., a Texas limited partnership, manager of Escarpment Village Management, L.L.C., a Texas limited liability company, general partner of Escarpment Village, L.P., a Texas limited partnership, on behalf of such entities.

/s/ Jody L. Bickel
Notary Public, State of Texas

THE CITY OF AUSTIN,
a Texas municipal corporation

By: /s/ Laura J. Huffman
Name: Laura J. Huffman
Title: Assistant City Manager
Date : July 12, 2004

STATE OF TEXAS	§
§

COUNTY OF TRAVIS	§
This instrument was acknowledged before me on the 12th day of July, 2004, by Laura J. Huffman, Assistant City Manager of The City of Austin, a Texas municipal corporation, on behalf of said municipal corporation

/s/ Annette M. Bogusch
Notary Public, State of Texas

APPROVED AS TO FORM:

/s/ Alison Gallaway
Assistant City Attorney

CONSENT AND SUBORDINATION OF MORTGAGEE
Comerica Bank, a Michigan banking corporation, successor by merger to Comerica Bank-Texas, is the legal owner and holder of certain indebtedness of Stratus Properties Inc., Stratus Properties Operating Co., L.P., Circle C Land Corp., and Austin 290 Properties, Inc., which is secured by, among other things, a deed of trust lien granted in a deed of trust dated December 16, 1999, from Circle C Land Corp., a Texas corporation, to Gary W. Orr, Trustee for Comerica Bank, recorded under Document No. 1999158708, Official Public Records of Travis County, Texas, and by a second lien deed of trust lien granted in a deed of trust dated December 16, 1999, from Circle C Land Corp., a Texas corporation, to Gary W. Orr, Trustee for Comerica Bank, recorded under Document No. 1999158709, Official Public Records of Travis County, Texas, and as both were modified by Modification Agreement dated December 27, 2000, recorded under Document No. 2000204551, Official Public Records of Travis County, Texas, and Document No. 00030106 (Volume 1754, Page 392), Official Public Records of Hays County, Texas, Second Modification Agreement dated December 18, 2001, recorded under Document No. 2001215158, Official Public Records of Travis County, Texas, and Document No. 01031701 (Volume 1924, Page 563), Official Public Records of Hays County, Texas, and Third Modification and Extension Agreement dated June 30, 2003, recorded under Document No. 2003237684, Official Public Records of Travis County, Texas, and further secured by a deed of trust lien granted in a second deed of trust dated September 22, 2003, from Stratus Properties Inc., Stratus Properties Operating Co., L.P., Circle C Land Corp., Austin 290 Properties, Inc., Stratus 7000 West Joint Venture and Lantana Office Properties I, L.P., to Melinda Chausse, Trustee for Comerica Bank, recorded under Document No. 2003237682, Official Public Records of Travis County, Texas, and a deed of trust lien granted in a subordinate deed of trust dated February 27, 2004, from Stratus Properties Inc., Stratus Properties Operating Co., L.P., Circle C Land, L.P., Austin 290 Properties, Inc., Stratus 7000 West Joint Venture and Lantana Office Properties I, L.P., to Melinda Chausse, Trustee for Comerica Bank, recorded under Document No. 2004047013, Official Public Records of Travis County, Texas (collectively and as modified, the “Deed of Trust”).
Comerica Bank hereby joins in this Amendment for the sole purpose of consenting to the Amendment and subordinating the Deed of Trust and all other liens it may have securing such indebtedness, to the Amendment and the interests of the City of Austin, and its successors and assigns, in and to the Amendment. The undersigned has the authority to execute this Consent and Subordination on behalf of Comerica Bank and represents, in that regard, that all corporate action has been taken by Comerica Bank to make this a binding Consent and Subordination.
COMERICA BANK,
a Michigan banking corporation, successor by
merger to Comerica Bank-Texas
By:/s/ Shery R. Layne
Shery R. Layne, Senior Vice President

THE STATE OF TEXAS    §
§
COUNTY OF DALLAS    §
This instrument was acknowledged before me on the 29th day of June, 2004, by Shery R. Layne, Senior Vice President of Comerica Bank, a Michigan banking corporation, successor by merger to Comerica Bank-Texas, on behalf of said banking corporation.
/s/ Kristine K. Finn
Notary Public Signature
(seal)

STATE OF TEXAS            §
§
COUNTIES OF TRAVIS        §
AND HAYS                §

SECOND AMENDMENT TO DEVELOPMENT AGREEMENT

THIS SECOND AMENDMENT TO DEVELOPMENT AGREEMENT (this “First Amendment”) is entered into as of the 9th day of November, 2004, by and among the CITY OF AUSTIN, a home rule city and municipal corporation located in Travis, Hays and Williamson Counties in the State of Texas (the “City”), ESCARPMENT VILLAGE, L.P., a Texas limited partnership (“Escarpment”) and CIRCLE C LAND, L.P., a Texas limited partnership, formerly known as Circle C Land Corp., a Texas corporation (“CCLC”). The City, Escarpment and CCLC are collectively referred to as the “Parties”.

RECITALS

A.    The City and CCLC entered into that certain Development Agreement dated effective August 15, 2002 and recorded under Document No. 2002151984 of the Real Property Records of Travis County, Texas and Document No. 02022402 of the Real Property Records of Hays County, Texas, which was amended by First Amendment to Development Agreement dated June 21, 2004 and recorded under Document No. 2004135909 of the Real Property Records of Travis County, Texas (the “Development Agreement”).

B.    Escarpment, as of the date hereof, is the owner of the Option Tracts described on Exhibit “A” attached hereto and incorporated herein by reference (the “Parcel 103 Option Tracts”).
C.    CCLC, as of the date hereof, is the owner of the Option Tracts described on Exhibit “B” attached hereto and incorporated herein by reference (the “Parcel 113 Option Tracts”).

D.    Escarpment and CCLC desire to exercise the option set forth in Section 2.3 of the Development Agreement to incorporate the Parcel 103 Option Tracts and the Parcel 113 Option Tracts into the Land under the Development Agreement and under that certain Conservation Easement to Restrict Impervious Cover dated effective August 15, 2002 and recorded under Document No. 2002151985 of the Real Property Records of Travis County, Texas and under Document No. 02022403 of the Real Property Records of Hays County, Texas (the “Conservation Easement”).

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the City, Escarpment and CCLC agree as follows:

1.    Recitals Incorporated. The above recitals are incorporated herein for all purposes.

2.    Capitalized Terms. Any capitalized term that is used herein and is not otherwise defined herein shall have the meaning that is ascribed to it elsewhere in the Development Agreement.

3.    The Land. The definition of Land is hereby amended to incorporate the Parcel 103 Option Tracts and the Parcel 113 Option Tracts as more particularly described on Exhibit “A” and Exhibit “B” respectively. Accordingly, the Parcel 103 Option Tracts and the Parcel 113 Option Tracts, as part of the Land, are subject to the terms and provisions of the Development Agreement for all purposes.

4.    Development Allocations. The Parcel 103 Option Tracts are hereby incorporated into and made a part of Parcel 103 without any addition Development Allocation. The Parcel 113 Option Tracts are hereby incorporated into and made a part of Parcel 113 without any additional Development Allocation.
5.    Allowable Impervious Cover. In accordance with the Development Agreement and Exhibit “E-1” to the Development Agreement, the Allowable Impervious Cover for Parcel 103 is increased by 1.65 acres by the addition of the Parcel 103 Option Tracts and the Parcel 113 Option Tracts. As a result, Parcel 103 has a total allocation of 18.60 acres of Allowable Impervious Cover and has a Maximum Impervious Cover limitation of 18.60 acres. Accordingly, Exhibit “E-1” to the Development Agreement is hereby amended to provide that the total allocation of Allowable Impervious Cover for Parcel 103 is 18.60 acres and to provide that Maximum Impervious Cover limitation for Parcel 103 is 18.60 acres.

6.    Miscellaneous.

a.
Conservation Easement. Contemporaneously with the execution of this First Amendment, the City, CCLC and Escarpment are entering into that certain First Amendment to Conservation Easement to Restrict Impervious Cover of even date herewith incorporating the Parcel 103 Option Tracts and the Parcel 113 Option Tracts therein (the “First Amendment to Conservation Easement”).

b.	Entire Agreement. This First Amendment, together with the Development Agreement, and the First Amendment to Conservation Easement, together with the Conservation Easement,

sets forth the entire understanding of the parties and supersedes all prior agreements or understandings, whether written or oral, with respect to the subject matter hereof.

c.
Binding Effect. This First Amendment will extend to and be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and will run with the Parcel 103 Option Tracts and the Parcel 113 Option Tracts.

d.	Counterparts. This First Amendment may be executed in two or more counterparts, each of which will be deemed an original, which together will constitute one in the same agreement.

e.	Governing Law. This First Amendment will be governed by and construed in accordance with the laws of the State of Texas.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date and year first above written.

CIRCLE C LAND, L.P., a Texas limited
partnership

By:    CIRCLE C GP, L.L.C., a Delaware
limited liability company,
General Partner

By:    STRATUS PROPERTIES INC., a
Delaware corporation, Sole
Member

By: /s/ John E. Baker
John E. Baker, Senior Vice President

STATE OF TEXAS	§
§

COUNTY OF TRAVIS	§
This instrument was acknowledged before me on the 12th day of November, 2004, by John E. Baker, Senior Vice President of Stratus Properties Inc., a Delaware corporation, sole member of Circle C GP, L.L.C., a Delaware limited liability company, general partner of Circle C Land, L.P., a Texas limited partnership, on behalf of said enitities.

/s/ Jody L. Bickel
Notary Public, State of Texas
ESCARPMENT VILLAGE, L.P.,
a Texas limited partnership

By:	Escarpment Village Management, L.L.C., a Texas
limited liability company, its sole General Partner

By:	Circle C Land, L.P., a Texas limited
partnership, Manager

By:	Circle C GP, L.L.C., a Delaware limited
liability company, General Partner

By:	Stratus Properties Inc., a Delaware
corporation, Sole Member
By:/s/ John E. Baker
John E. Baker, Senior Vice President

THE STATE OF TEXAS    §
§
COUNTY OF TRAVIS    §
This instrument was acknowledged before me on the 12th day of November, 2004, by John E. Baker, Senior Vice President of Stratus Properties Inc., a Delaware corporation, sole member of Circle C GP, L.L.C., a Delaware limited liability company, general partner of Circle C Land, L.P., a Texas limited partnership, manager of Escarpment Village Management, L.L.C., a Texas limited liability company, general partner of Escarpment Village, L.P., a Texas limited partnership, on behalf of such entities.
/s/ Jody L. Bickel
Notary Public, State of Texas

THE CITY OF AUSTIN,
a Texas municipal corporation

By: /s/ Laura J. Huffman
Name: Laura J. Huffman
Title: Assistant City Manager
Date : December 16, 2004

STATE OF TEXAS	§
§

COUNTY OF TRAVIS	§
This instrument was acknowledged before me on the 16th day of December, 2004, by Laura J. Huffman, Assistant City Manager of The City of Austin, a Texas municipal corporation, on behalf of said municipal corporation

/s/ Annette M. Bogusch
Notary Public, State of Texas

APPROVED AS TO FORM:

/s/ Alison Gallaway
Assistant City Attorney

CONSENT AND SUBORDINATION OF MORTGAGEE
Comerica Bank, a Michigan banking corporation, successor by merger to Comerica Bank-Texas, is the legal owner and holder of certain indebtedness of Stratus Properties Inc., Stratus Properties Operating Co., L.P., Circle C Land Corp., and Austin 290 Properties, Inc., which is secured by, among other things, a deed of trust lien granted in a deed of trust dated December 16, 1999, from Circle C Land Corp., a Texas corporation, to Gary W. Orr, Trustee for Comerica Bank, recorded under Document No. 1999158708, Official Public Records of Travis County, Texas, and by a second lien deed of trust lien granted in a deed of trust dated December 16, 1999, from Circle C Land Corp., a Texas corporation, to Gary W. Orr, Trustee for Comerica Bank, recorded under Document No. 1999158709, Official Public Records of Travis County, Texas, and as both were modified by Modification Agreement dated December 27, 2000, recorded under Document No. 2000204551, Official Public Records of Travis County, Texas, and Document No. 00030106 (Volume 1754, Page 392), Official Public Records of Hays County, Texas, Second Modification Agreement dated December 18, 2001, recorded under Document No. 2001215158, Official Public Records of Travis County, Texas, and Document No. 01031701 (Volume 1924, Page 563), Official Public Records of Hays County, Texas, and Third Modification and Extension Agreement dated June 30, 2003, recorded under Document No. 2003237684, Official Public Records of Travis County, Texas, and further secured by a deed of trust lien granted in a second deed of trust dated September 22, 2003, from Stratus Properties Inc., Stratus Properties Operating Co., L.P., Circle C Land Corp., Austin 290 Properties, Inc., Stratus 7000 West Joint Venture and Lantana Office Properties I, L.P., to Melinda Chausse, Trustee for Comerica Bank, recorded under Document No. 2003237682, Official Public Records of Travis County, Texas, and a deed of trust lien granted in a subordinate deed of trust dated February 27, 2004, from Stratus Properties Inc., Stratus Properties Operating Co., L.P., Circle C Land, L.P., Austin 290 Properties, Inc., Stratus 7000 West Joint Venture and Lantana Office Properties I, L.P., to Melinda Chausse, Trustee for Comerica Bank, recorded under Document No. 2004047013, Official Public Records of Travis County, Texas (collectively and as modified, the “Deed of Trust”).
Comerica Bank hereby joins in this Amendment for the sole purpose of consenting to the Amendment and subordinating the Deed of Trust and all other liens it may have securing such indebtedness, to the Amendment and the interests of the City of Austin, and its successors and assigns, in and to the Amendment. The undersigned has the authority to execute this Consent and Subordination on behalf of Comerica Bank and represents, in that regard, that all corporate action has been taken by Comerica Bank to make this a binding Consent and Subordination.
COMERICA BANK,
a Michigan banking corporation, successor by
merger to Comerica Bank-Texas
By:/s/ Shery R. Layne
Shery R. Layne, Senior Vice President

THE STATE OF TEXAS    §
§
COUNTY OF DALLAS    §
This instrument was acknowledged before me on the 10th day of November, 2004, by Shery R. Layne, Senior Vice President of Comerica Bank, a Michigan banking corporation, successor by merger to Comerica Bank-Texas, on behalf of said banking corporation.
/s/ Kristine K. Finn
Notary Public Signature
(seal)

STATE OF TEXAS            §
§
COUNTIES OF TRAVIS        §
AND HAYS                §

THIRD AMENDMENT TO DEVELOPMENT AGREEMENT

THIS THIRD AMENDMENT TO DEVELOPMENT AGREEMENT (this “Third Amendment”) is entered into as of the 2nd day of March, 2005, by and among the CITY OF AUSTIN, a home rule city and municipal corporation located in Travis, Hays and Williamson Counties in the State of Texas (the “City”), ESCARPMENT VILLAGE, L.P., a Texas limited partnership (“Escarpment”) and CIRCLE C LAND, L.P., a Texas limited partnership, formerly known as Circle C Land Corp., a Texas corporation (“CCLC”). The City, Escarpment and CCLC are collectively referred to as the “Parties”.

RECITALS

A.    The City and CCLC entered into that certain Development Agreement dated effective August 15, 2002 and recorded under Document No. 2002151984 of the Real Property Records of Travis County, Texas and Document No. 02022402 of the Real Property Records of Hays County, Texas, which was amended by First Amendment to Development Agreement dated June 21, 2004 and recorded under Document No. 2004135909 of the Real Property Records of Travis County, Texas and by Second Amendment to Development Agreement dated November 9, 2004 and recorded under Document No. 2004236024 of the Real Property Records of Travis County, Texas (the “Development Agreement”).

B.    Escarpment, as of the date hereof, is the owner of the Option Tract described on Exhibit “A” attached hereto and incorporated herein by reference (the “Remaining Parcel 103 Option Tract”).
C.    Escarpment and CCLC desire to exercise the option set forth in Section 2.3 of the Development Agreement to incorporate the Remaining Parcel 103 Option Tract into the Land under the Development Agreement and under that certain Conservation Easement to Restrict Impervious Cover dated effective August 15, 2002 and recorded under Document No. 2002151985 of the Real Property Records of Travis County, Texas and under Document No. 02022403 of the Real Property Records of Hays County, Texas, which was amended by First Amendment to Conservation Easement dated November 9, 2004 and recorded under Document No. 2004236025 of the Real Property Records of Travis County, Texas (as amended, the “Conservation Easement”).

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the City, Escarpment and CCLC agree as follows:

1.    Recitals Incorporated. The above recitals are incorporated herein for all purposes.

2.    Capitalized Terms. Any capitalized term that is used herein and is not otherwise defined herein shall have the meaning that is ascribed to it elsewhere in the Development Agreement.

3.    The Land. The definition of Land is hereby amended to incorporate the the Remaining Parcel 103 Option Tract as more particularly described on Exhibit “A”. Accordingly, the Remaining Parcel 103 Option Tract, as part of the Land, is subject to the terms and provisions of the Development Agreement for all purposes.

4.    Development Allocations. The Remaining Parcel 103 Option Tract is hereby incorporated into and made a part of Parcel 103 without any addition Development Allocation.
5.    Allowable Impervious Cover. In accordance with the Development Agreement and Exhibit “E-1” to the Development Agreement, the Allowable Impervious Cover for Parcel 103 is increased by 0.15 acres by the addition of the Remaining Parcel 103 Option Tract. As a result, Parcel 103 has a total allocation of 18.75 acres of Allowable Impervious Cover and has a Maximum Impervious Cover limitation of 18.75 acres. Accordingly, Exhibit “E-1” to the Development Agreement is hereby amended to provide that the total allocation of Allowable Impervious Cover for Parcel 103 is 18.75 acres and to provide that Maximum Impervious Cover limitation for Parcel 103 is 18.75 acres.
6.    Miscellaneous.

a.
Conservation Easement. Contemporaneously with the execution of this Third Amendment, the City, CCLC and Escarpment are entering into that certain Second Amendment to Conservation Easement to Restrict Impervious Cover of even date herewith incorporating the Remaining Parcel 103 Option Tract therein (the “Second Amendment to Conservation Easement”).

b.
Entire Agreement. This Third Amendment, together with the Development Agreement, and the Second Amendment to Conservation Easement, together with the Conservation Easement, sets forth the entire understanding of the parties and supersedes all prior agreements or understandings, whether written or oral, with respect to the subject matter hereof.

c.
Binding Effect. This Third Amendment will extend to and be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and will run with the Remaining Parcel 103 Option Tract.

d.	Counterparts. This Third Amendment may be executed in two or more counterparts, each of which will be deemed an original, which together will constitute one in the same agreement.

e.	Governing Law. This Third Amendment will be governed by and construed in accordance with the laws of the State of Texas.
IN WITNESS WHEREOF, the Parties have caused this Third Amendment to be executed as of the date and year first above written.

CIRCLE C LAND, L.P., a Texas limited
partnership

By:    CIRCLE C GP, L.L.C., a Delaware
limited liability company,
General Partner

By:    STRATUS PROPERTIES INC., a
Delaware corporation, Sole
Member

By: /s/ John E. Baker
John E. Baker, Senior Vice President

STATE OF TEXAS	§
§

COUNTY OF TRAVIS	§
This instrument was acknowledged before me on the 23rd day of March, 2005, by John E. Baker, Senior Vice President of Stratus Properties Inc., a Delaware corporation, sole member of Circle C GP, L.L.C., a Delaware limited liability company, general partner of Circle C Land, L.P., a Texas limited partnership, on behalf of said entities.

/s/ Jody L. Bickel
Notary Public, State of Texas
ESCARPMENT VILLAGE, L.P.,
a Texas limited partnership

By:	Escarpment Village Management, L.L.C., a Texas
limited liability company, its sole General Partner

By:	Circle C Land, L.P., a Texas limited
partnership, Manager

By:	Circle C GP, L.L.C., a Delaware limited
liability company, General Partner

By:	Stratus Properties Inc., a Delaware
corporation, Sole Member
By: /s/ John E. Baker
John E. Baker, Senior Vice President

THE STATE OF TEXAS    §
§
COUNTY OF TRAVIS    §
This instrument was acknowledged before me on the 23rd day of March, 2005, by John E. Baker, Senior Vice President of Stratus Properties Inc., a Delaware corporation, sole member of Circle C GP, L.L.C., a Delaware limited liability company, general partner of Circle C Land, L.P., a Texas limited partnership, manager of Escarpment Village Management, L.L.C., a Texas limited liability company, general partner of Escarpment Village, L.P., a Texas limited partnership, on behalf of such entities.

/s/ Jody L. Bickel
Notary Public, State of Texas
THE CITY OF AUSTIN,
a Texas municipal corporation

By: /s/ Laura J. Huffman
Name: Laura J. Huffman
Title: Assistant City Manager
Date : March 23, 2005

STATE OF TEXAS	§
§

COUNTY OF TRAVIS	§
This instrument was acknowledged before me on the 29th day of March, 2005, by Laura J. Huffman, Assistant City Manager of The City of Austin, a Texas municipal corporation, on behalf of said municipal corporation

/s/ Annette M. Bogusch
Notary Public, State of Texas

APPROVED AS TO FORM:

/s/ Alison Gallaway
Assistant City Attorney

CONSENT AND SUBORDINATION OF MORTGAGEE
Comerica Bank, a Michigan banking corporation, successor by merger to Comerica Bank-Texas, is the legal owner and holder of certain indebtedness of Stratus Properties Inc., Stratus Properties Operating Co., L.P., Circle C Land Corp., and Austin 290 Properties, Inc., which is secured by, among other things, a deed of trust lien granted in a deed of trust dated December 16, 1999, from Circle C Land Corp., a Texas corporation, to Gary W. Orr, Trustee for Comerica Bank, recorded under Document No. 1999158708, Official Public Records of Travis County, Texas, and by a second lien deed of trust lien granted in a deed of trust dated December 16, 1999, from Circle C Land Corp., a Texas corporation, to Gary W. Orr, Trustee for Comerica Bank, recorded under Document No. 1999158709, Official Public Records of Travis County, Texas, and as both were modified by Modification Agreement dated December 27, 2000, recorded under Document No. 2000204551, Official Public Records of Travis County, Texas, and Document No. 00030106 (Volume 1754, Page 392), Official Public Records of Hays County, Texas, Second Modification Agreement dated December 18, 2001, recorded under Document No. 2001215158, Official Public Records of Travis County, Texas, and Document No. 01031701 (Volume 1924, Page 563), Official Public Records of Hays County, Texas, and Third Modification and Extension Agreement dated June 30, 2003, recorded under Document No. 2003237684, Official Public Records of Travis County, Texas, and further secured by a deed of trust lien granted in a second deed of trust dated September 22, 2003, from Stratus Properties Inc., Stratus Properties Operating Co., L.P., Circle C Land Corp., Austin 290 Properties, Inc., Stratus 7000 West Joint Venture and Lantana Office Properties I, L.P., to Melinda Chausse, Trustee for Comerica Bank, recorded under Document No. 2003237682, Official Public Records of Travis County, Texas, a deed of trust lien granted in a subordinate deed of trust dated February 27, 2004, from Stratus Properties Inc., Stratus Properties Operating Co., L.P., Circle C Land, L.P., Austin 290 Properties, Inc., Stratus 7000 West Joint Venture and Lantana Office Properties I, L.P., to Melinda Chausse, Trustee for Comerica Bank, recorded under Document No. 2004047013, Official Public Records of Travis County, Texas, a deed of trust lien granted in a subordinate deed of trust dated December 21, 2004, from Stratus Properties Inc., Stratus Properties Operating Co., L.P., Circle C Land, L.P., and Austin 290 Properties, Inc., to Melinda Chausse, Trustee for Comerica Bank, recorded under Document No. 2004240490, Official Public Records of Travis County, Texas, and a deed of trust lien granted in a subordinate deed of trust dated December 21, 2004, from Escarpment Village, L.P., to Melinda Chausse, Trustee for Comerica Bank, recorded under Document No. 2004240488, Official Public Records of Travis County, Texas (collectively and as modified, the “Deed of Trust”).
Comerica Bank hereby joins in this Third Amendment for the sole purpose of consenting to the Third Amendment and subordinating the Deed of Trust and all other liens it may have securing such indebtedness, to the Third Amendment and the interests of the City of Austin, and its successors and assigns, in and to the Third Amendment. The undersigned has the authority to execute this Consent and Subordination on behalf of Comerica Bank and represents, in that regard, that all corporate action has been taken by Comerica Bank to make this a binding Consent and Subordination.

COMERICA BANK,
a Michigan banking corporation, successor by
merger to Comerica Bank-Texas
By:/s/ Shery R. Layne
Shery R. Layne, Senior Vice President

THE STATE OF TEXAS    §
§
COUNTY OF DALLAS    §
This instrument was acknowledged before me on the 3rd day of March, 2005, by Shery R. Layne, Senior Vice President of Comerica Bank, a Michigan banking corporation, successor by merger to Comerica Bank-Texas, on behalf of said banking corporation.
/s/ Kristine K. Finn
Notary Public Signature
(seal)